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Exhibit 10.2

CONFORMED COPY

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

        This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 2"), dated as of August 25, 2003 is made among GENCORP INC., an Ohio corporation ("Borrower"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), for itself, as a Lender and as Administrative Agent for the Lenders ("Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

RECITALS

        A.    The Administrative Agent, the Lenders and the Borrower are party to that certain Amended and Restated Credit Agreement dated as of December 28, 2000 and amended and restated as of October 2, 2002 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver and Consent dated as of July 29, 2003 ("Amendment No. 1")) (collectively with Amendment No. 1, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

        B.    On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Credit Agreement as set forth herein, all subject to the express terms and conditions specified in this Amendment No. 2.

        C.    This Amendment No. 2 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment No. 2; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1.    Amendments to Credit Agreement.    Subject to the condition set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

          (a)    The second sentence of Section 7.18 of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

    "For so long as the Cash Operating Account remains in existence in accordance with this Section 7.18, the Borrower agrees to maintain amounts on deposit in the Cash Operating Account plus Total Available Revolving Commitment in an aggregate amount of not less than $140,000,000 (the "Minimum Liquidity Amount") and further agrees that it shall not withdraw more than $25,000,000 in the aggregate from the Cash Operating Account and that it shall only withdraw such permitted amounts so long as it shall maintain the Minimum Liquidity Amount at the time of, and after giving effect to, any such withdrawal."

          (b)    Section 9.3 of the Credit Agreement shall be amended by (i) deleting all of the Fiscal Quarters after (but not including) May 31, 2003 and the ratios immediately set forth opposite such Fiscal Quarters and (ii) substituting the following in lieu thereof; provided that (A) the ratios set forth under the heading "Effective Date Ratio" shall become effective immediately upon the Effective Date and (B) the ratios set forth under the heading "ARC Acquisition Ratio" shall become immediately effective (and shall supersede the Effective Date Ratios) upon the ARC Acquisition Closing Date, without any further action on behalf of the Borrower or the Lenders:

"Fiscal Quarter	Effective Date Ratio	ARC Acquisition Ratio
August 31, 2003	4.50 to 1.00	4.50 to 1.00
November 30, 2003	4.10 to 1.00	4.40 to 1.00
February 28, 2004	4.10 to 1.00	4.30 to 1.00
May 31, 2004	4.00 to 1.00	4.00 to 1.00
August 31, 2004	3.90 to 1.00	3.80 to 1.00
November 30, 2004	4.10 to 1.00	3.90 to 1.00
February 28, 2005	4.20 to 1.00	4.00 to 1.00
May 31, 2005	4.20 to 1.00	4.00 to 1.00
August 31, 2005	4.20 to 1.00	4.10 to 1.00
November 30, 2005	4.40 to 1.00	4.30 to 1.00
February 28, 2006	4.70 to 1.00	4.60 to 1.00
May 31, 2006	5.00 to 1.00	4.70 to 1.00
August 31, 2006	5.00 to 1.00	4.90 to 1.00
November 30, 2006 and thereafter	5.00 to 1.00	5.00 to 1.00"

        2.    Representations and Warranties.    As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

          (a)    After giving effect to this Amendment No. 2 (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

          (b)    The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 2 and the other Loan Documents and transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.

          (c)    Each of this Amendment No. 2, the Credit Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

        3.    Condition.    This Amendment No. 2 shall become effective on the date (the "Amendment Effective Date") the Administrative Agent shall have received counterparts of this Amendment No. 2 duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the percentages of Lenders required by the Credit Agreement (and such counterparts of the Lenders held by the Administrative Agent shall be released by the Administrative Agent without any further action by such Lenders).

        4.    Affirmation of Subsidiary Guarantors.    By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this

Amendment No. 2 and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        5.    Successors and Assigns.    This Amendment No. 2 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment No. 2 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 2.

        6.    Entire Agreement.    This Amendment No. 2, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof.

        7.    Incorporation of Credit Agreement.    The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 2.

        8.    Amendment; Waiver.    The parties hereto agree and acknowledge that nothing contained in this Amendment No. 2 in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as amended as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

        9.    Captions.    Section captions used in this Amendment No. 2 are for convenience only, and shall not affect the construction of this Amendment No. 2.

        10.    Severability.    Whenever possible each provision of this Amendment No. 2 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 2.

        11.    Counterparts.    This Amendment No. 2 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

[signature pages immediately follow]

        IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the date first written above.

GENCORP INC.		AEROJET-GENERAL CORPORATION, as Subsidiary Guarantor
By:	/s/ TERRY L. HALL Title: President and Chief Executive Officer	By:	/s/ YASMIN R. SEYAL Name: YASMIN R. SEYAL Title: Treasurer
AEROJET ORDNANCE TENNESSEE, INC., as Subsidiary Guarantor		GENCORP PROPERTY INC., as Subsidiary Guarantor
By:	/s/ DALE G. ADAMS Name: DALE G. ADAMS Title: President	By:	/s/ TERRY L. HALL Name: TERRY L. HALL Title: President
PENN INTERNATIONAL INC., as Subsidiary Guarantor		GDX LLC, as Subsidiary Guarantor
By:	/s/ TERRY L. HALL Name: TERRY L. HALL Title: President	By:	/s/ TERRY L. HALL Name: TERRY L. HALL Title: President
AEROJET FINE CHEMICALS LLC, as Subsidiary Guarantor		AEROJET INVESTMENTS LTD., as Subsidiary Guarantor
By:	/s/ YASMIN R. SEYAL Name: YASMIN R. SEYAL Title: Treasurer	By:	/s/ FRANK V. FOGARTY Name: FRANK V. FOGARTY Title: Vice President and Chief Financial Officer/Treasurer
GDX AUTOMOTIVE INC., as Subsidiary Guarantor		RKO GENERAL, INC., as Subsidiary Guarantor
By:	/s/ YASMIN R. SEYAL Name: YASMIN R. SEYAL Title: Treasurer	By:	/s/ TERRY L. HALL Name: TERRY L. HALL Title: President

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Lender, Administrative Agent and Facing Agent		ABN AMRO BANK N.V., as Lender
		By:	/s/ TERRENCE J. WARD Name: TERRENCE J. WARD Title: Senior Vice President
By:	/s/ MARGUERITE SUTTON Name: MARGUERITE SUTTON Title: Vice President	By:	/s/ PETER J. HALLAN Name: PETER J. HALLAN Title: Vice President
AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral		VENTURE CDO 2002, LIMITED By its investment advisor, Barclays Capital Asset Management Manager Limited, By its sub-advisor, Barclays Bank PLC, New York Branch as Lender
By:	/s/ DAVID P. MEYER Name: DAVID P. MEYER Title: Vice President	By:	/s/ MARTIN F. DAVEY Name: MARTIN F. DAVEY Title: Director
VENTURE II CDO 2002, LIMITED By its investment advisor, Barclays Bank PLC, New York Branch as Lender		THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ MARTIN F. DAVEY Name: MARTIN F. DAVEY Title: Director	By:	/s/ JOHN QUICK Name: JOHN QUICK Title: Managing Director
THE BANK OF NEW YORK, as Lender		BANK ONE, NA, as Lender
By:	/s/ BRENDAN T. NEDZI Name: BRENDAN T. NEDZI Title: Senior Vice President	By:	/s/ WILLIAM BUHR Name: WILLIAM BUHR Title: Associate
FRANKLIN CLO I LTD, as Lender		FRANKLIN CLO II LTD, as Lender
By:	/s/ RICHARD D'ADDARIO Name: RICHARD D'ADDARIO Title: Vice President	By:	/s/ RICHARD D'ADDARIO Name: RICHARD D'ADDARIO Title: Vice President
FRANKLIN CLO III LTD, as Lender		FRANKLIN CLO IV LTD, as Lender

By:	/s/ RICHARD D'ADDARIO Name: RICHARD D'ADDARIO Title: Vice President	By:	/s/ RICHARD D'ADDARIO Name: RICHARD D'ADDARIO Title: Vice President
FRANKLIN FLOAT RATE TRUST, as Lender		FRANKLIN FLOATING DAILY, as Lender
By:	/s/ RICHARD D'ADDARIO Name: RICHARD D'ADDARIO Title: Senior Vice President	By:	/s/ RICHARD D'ADDARIO Name: RICHARD D'ADDARIO Title: Senior Vice President
ING CAPITAL LLC, as Lender		AERIES FINANCE-II LTD. By: INVESCO Senior Secured Management Inc. as Sub-Managing Agent
By:	/s/ WILLIAM POVEY Name: WILLIAM POVEY Title: Managing Director	By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory
AIM FLOATING RATE FUND By: INVESCO Senior Secured Management Inc. as Sub-Advisor		AMARA-I FINANCE, LTD. By: INVESCO Senior Secured Management Inc. as Financial Manager
By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory	By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory
AMARA 2 FINANCE, LTD. By: INVESCO Senior Secured Management Inc. as Financial Manager		AVALON CAPITAL LTD. By: INVESCO Senior Secured Management Inc. as Portfolio Advisor
By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory	By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory
AVALON CAPITAL LTD. 2 By: INVESCO Senior Secured Management Inc. as Portfolio Manager		INVESCO CBO 2000-1 LTD. By: INVESCO Senior Secured Management Inc. as Portfolio Advisor
By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory	By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory
CHARTER VIEW PORTFOLIO By: INVESCO Senior Secured Management Inc. as Investment Advisor		DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management Inc. as Investment Advisor

By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory	By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory
INVESCO EUROPEAN CDO I S.A. By: INVESCO Senior Secured Management Inc. as Collateral Manager		OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1, LTD. By: INVESCO Senior Secured Management Inc. as Subadvisor
By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory	By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory
SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management Inc. as Asset Manager		SEQUILS-LIBERTY, LTD. By: INVESCO Senior Secured Management Inc. as Collateral Manager
By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory	By:	/s/ JOSEPH ROTONDO Name: JOSEPH ROTONDO Title: Authorized Signatory
NATIONAL CITY BANK, as Lender		THE NORTHERN TRUST COMPANY, as Lender
By:	/s/ TOM GURBACH Name: TOM GURBACH Title: Vice President	By:	/s/ PETER R. MARTINETS Name: PETER R. MARTINETS Title: Vice President
HARBOURVIEW CLO V, LTD., as Lender		HARBOURVIEW CLO IV, Ltd., as Lender
By:	/s/ BILL CAMPBELL Name: BILL CAMPBELL Title: Manager	By:	/s/ BILL CAMPBELL Name: BILL CAMPBELL Title: Manager
OPPENHEIMER SENIOR FLOATING RATE FUND, as Lender		PACIFICA PARTNERS I, L.P., By: Imperial Credit Asset Management as its Investment Manager
By:	/s/ BILL CAMPBELL Name: BILL CAMPBELL Title: Manager	By:	/s/ DEAN KAWAI Name: DEAN KAWAI Title: Senior Vice President

PROMETHEUS INV FUND NO 2, as Lender		PROMETHEUS INV NO 1, as Lender
By:	/s/ IRV ROA Name: IRV ROA Title: Director	By:	/s/ IRV ROA Name: IRV ROA Title: Director
By:	/s/ ELIZABETH TALLMADGE Name: ELIZABETH TALLMADGE Title: Managing Director Chief Investment Officer	By:	/s/ ELIZABETH TALLMADGE Name: ELIZABETH TALLMADGE Title: Managing Director Chief Investment Officer
C-SQUARED CDO LTD. By: TCW Advisors, Inc., as its Portfolio Manager		KZH CRESCENT LLC, as a Lender
By:	/s/ RICHARD F. KURTH Name: RICHARD F. KURTH Title: Senior Vice President	By:	/s/ DORIAN HERRERA Name: DORIAN HERRERA Title: Authorized Agent
KZH CRESCENT-2 LLC, as a Lender		KZH CRESCENT-3 LLC, as a Lender
By:	/s/ DORIAN HERRERA Name: DORIAN HERRERA Title: Authorized Agent	By:	/s/ DORIAN HERRERA Name: DORIAN HERRERA Title: Authorized Agent
TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc., as its Collateral Manager		SEQUILS I, LTD. By: TCW Advisors, Inc., as its Collateral Manager
By:	/s/ RICHARD F. KURTH Name: RICHARD F. KURTH Title: Senior Vice President	By:	/s/ RICHARD F. KURTH Name: RICHARD F. KURTH Title: Senior Vice President
By:	/s/ JONATHAN R. INSULL Name: JONATHAN R. INSULL Title: Managing Director	By:	/s/ JONATHAN R. INSULL Name: JONATHAN R. INSULL Title: Managing Director

SEQUILS IV, LTD. By: TCW Advisors, Inc., as its Collateral Manager		WACHOVIA BANK, National Association, as Lender
By:	/s/ RICHARD F. KURTH Name: RICHARD F. KURTH Title: Senior Vice President	By:	/s/ ROBERT G. MCGILL JR. Name: ROBERT G. MCGILL JR. Title: Vice President
By:	/s/ JONATHAN R. INSULL Name: JONATHAN R. INSULL Title: Managing Director
WELLS FARGO BANK, N.A., as Lender
By:	/s/ GREGORY J. MELLOR Name: GREGORY J. MELLOR Title: Vice President

QuickLinks

  Exhibit 10.2
AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT